Exhibit 99.1

This Statement on Form 3 is filed jointly by the Reporting Persons listed below.  The principal business address of each of these Reporting Persons is 333 South Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: OCM PFF/FF Adamantine Holdings, Ltd.

Date of Event Requiring Statement: March 1, 2013

Issuer Name and Ticker or Trading Symbol: Diamond Foods, Inc. [DMND]

OCM PF/FF ADAMANTINE HOLDINGS, LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE PRINCIPAL FUND V, L.P.

By: Oaktree Principal Fund V GP, L.P.
Its: General Partner

By: Oaktree Principal Fund V GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE PRINCIPAL FUND V GP, L.P.

By: Oaktree Principal Fund V GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE PRINCIPAL FUND V GP LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE PRINCIPAL FUND V (PARALLEL), L.P.

By: Oaktree Principal Fund V GP, L.P.
Its: General Partner

By: Oaktree Principal Fund V GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE FF INVESTMENT FUND, L.P. - CLASS A

By: Oaktree FF Investment Fund GP, L.P.
Its: General Partner

By: Oaktree FF Investment Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE FF INVESTMENT FUND GP, L.P.

By: Oaktree FF Investment Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE FF INVESTMENT FUND GP LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE HOLDINGS, INC.

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE FUND GP I, L.P.

By: Oaktree Capital I, L.P.
Its: General Partner

By: OCM Holdings I, LLC
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC
Its: General Partner

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Richard Ting
Name: Richard Ting
Title: Managing Director, Associate General Counsel and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President